UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004


                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)



    North Carolina                    0-30062                56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Our Board of Directors (the "Board") approved at its December 16, 2004 meeting an increase in director and committee fees. Commencing January 1, 2005, outside directors will receive an annual retainer of $10,000 ($30,000 in the case of the Chairman of the Board). Directors will also be paid $750 ($2,000 in the case of the Chairman of the Board) for each board meeting they attend and $500 for each committee meeting they attend. Committee chairmen will receive $750 ($1,000 in the case of the Audit Committee Chairman) for each meeting of their committees they attend. If a director attends fewer than 75% of the board meetings or their committee meetings, they will not be paid any fees applicable to their service for which they failed to achieve 75% attendance.

In addition, at the December 16, 2004 meeting, the Board approved amendments to the Capital Bank Corporation Deferred Compensation Plan for Outside Directors ("Directors' Plan"), which amendments are subject to stockholder approval at our 2005 Annual Meeting of Shareholders. The amendments allow a Director to specify a specific future date for the payment of fees deferred in a given year. In addition, the fees deferred in a given year, along with earnings of previously credited Stock Units under the Directors' Plan, will be accumulated during the year and credited as additional Stock Units at the end of each calendar year.

ITEM 8.01 OTHER EVENTS

Also at the December 16, 2004 meeting, the Board approved an increase to Capital Bank Corporation's quarterly dividend of 20%. The new dividend of $.06 per share will be payable on January 18, 2005 to shareholders of record on January 3, 2005. In addition at this meeting, the Board approved the repurchase of an additional 100,000 shares of its common stock. This brings the remaining repurchase authorization to 150,000 shares, of which no shares have been repurchased as of December 16, 2004.


Information set forth above contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which statements represent the Company's judgment concerning the future and are subject to risks and uncertainties that could cause the Company's actual operating results to differ materially. Such forward-looking statements can be identified by the use of forward-looking terminology, such as "may", "will", "expect", "anticipate", "estimate", "believe", or "continue", or the negative thereof or other variations thereof or comparable terminology. The Company cautions that such forward-looking statements are further qualified by important factors that could cause the Company's actual operating results to differ materially from those in the forward-looking statements, as well as the factors set forth in the Company's periodic reports and other filings with the SEC.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004

                           CAPITAL BANK CORPORATION





                                        By:  /s/Richard W. Edwards
                                             -----------------------
                                             Richard W. Edwards
                                             Chief Financial Officer



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